                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) (September 19, 2001)
                                                  September 20, 2001
                                                 -------------------------------

                            ENERGY WEST INCORPORATED
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             (Exact name of registrant as specified in its charter)

             MONTANA                     0-14183              81-0141785
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)

1 First Avenue South, Great Falls, Montana                      59401
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including                (406)791-7500
area code                                    -----------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 5.    Other Events

        Energy West Incorporated issued a press release announcing that on Friday,  September
14, 2001, the Federal Energy  Regulatory  Commission (FERC) issued an order rejecting a notice of  cancellation  filed by PPL Montana,  LLC (PPLM) in connection  with a dispute between PPLM and ENERGY WEST Resources,  INC. (EWR).

Item 7.  Financial Reports and Exhibits

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1  Press Release dated September 19, 2000.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  September 20, 2001
                                          ENERGY WEST INCORPORATED

                                          By:  /s/ Edward J. Bernica
                                              --------------------------------
                                             Edward J. Bernica, President and
                                             Chief Executive Officer